EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
            SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Treasurer and Chief Financial Officer of Optimal Robotics Corp. (the "Company"), does hereby certify that to the best of the undersigned's knowledge:

      3) the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2002 (the "Report"), fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

      4) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: October 30, 2002                    /s/ Gary S. Wechsler
                                           -----------------------------
                                           Gary S. Wechsler
                                           Treasurer and
                                           Chief Financial Officer